UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

PINNACLE FOODS GROUP INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 333-118390

Delaware		94-3303521
(State or other jurisdiction of		(I.R.S. Employer
incorporation)		Identification No.)

1 Old Bloomfield Avenue
Mt. Lakes, New Jersey 07046
(Address of principal executive
offices, including Zip Code)

Registrant’s telephone number, including area code:  (973) 541-6620

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

The information set forth in Item 8.01 of this Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 8.01 of this Form 8-K is hereby incorporated into this Item 3.03 by reference.

Item 8.01 Other Events.

On March 22, 2007, Pinnacle Foods Group Inc. (the “Company”) announced the determination of the pricing for its previously announced tender offer to purchase any and all of its outstanding 8.25% Senior Subordinated Notes due 2013 (the “Notes”) (CUSIP No. 72347CAC8) and the receipt of the requisite consents to adopt the proposed amendments to the indenture governing the Notes (the “Indenture”) pursuant to the consent solicitation.  The tender offer and related solicitation of consents to amend the Indenture are being made in connection with the previously announced proposed merger (the “Merger”) of Peak Acquisition Corp. (“Merger Sub”), an affiliate of The Blackstone Group, with and into Crunch Holding Corp. (“Crunch”), which owns all of the issued and outstanding capital stock of the Company, pursuant to the Agreement and Plan of Merger, dated as of February 10, 2007, by and among Crunch, Merger Sub, Peak Holdings LLC and Peak Finance LLC.  The tender offer and consent solicitation are being made upon the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated March 8, 2007 (the “Offer to Purchase”), and the related Consent and Letter of Transmittal.

The Company issued a press release announcing the determination of the pricing for its previously announced tender offer to purchase any and all of the outstanding Notes and the receipt of the requisite consents to adopt the proposed amendments to the Indenture on March 22, 2007, a copy of which is furnished as Exhibit 99.1 and incorporated by reference herein.

The Company, its subsidiaries guaranteeing the Notes and the trustee have entered into a supplemental indenture (the “Second Supplemental Indenture”) as of March 21, 2007 giving effect to the proposed amendments to the Indenture, a copy of which is furnished as Exhibit 4.1 and incorporated by reference herein.  The Second Supplemental Indenture will only become effective immediately prior to the Merger, provided that all Notes validly tendered (and not withdrawn) at or prior to 5:00 PM on Wednesday, March 21, 2007 are accepted for purchase pursuant to the Offer to Purchase and upon consummation of the Merger.

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits

4.1	Second Supplemental Indenture, dated as of March 21, 2007, by and among Pinnacle Foods Group Inc., Pinnacle Foods Corporation, Pinnacle Foods Management Corporation and Wilmington Trust Company

99.1	Press Release dated March 22, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FOODS GROUP INC.

By:	/s/ N. MICHAEL DION

Name:	N. Michael Dion
Title:	Executive Vice President and
Chief Financial Officer

Date:  March 22, 2007